UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/21/2006

NYMEX Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-30332

DE	13-4098266
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One North End Avenue, World Financial Center, New York , NY 10282-1101
(Address of principal executive offices, including zip code)

(212) 299-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Section 5.02(B) On April 18, 2006, Harley Lippman, director of NYMEX Holdings, Inc. (the "Company") informed the Company that he will not seek re-election to the board of directors at the Company's Annual Meeting of Stockholders to be held on May 1, 2006 (the "2006 Annual Meeting").

Section 5.02(B) The following is a complete list of directors of the Company who are not seeking re-election to the board of directors at the Company's 2006 Annual Meeting:

Mitchell Steinhause
Eric Bolling
Joel Faber
Howard Gabler
Kenneth Garland
Jesse Harte
Steven Karvellas
Harley Lippman
Kevin McDonnell

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYMEX Holdings, Inc.

Date: April 21, 2006	By:	/s/ Chrisopher K. Bowen
Chrisopher K. Bowen
General Counsel & Chief Administrative Officer